Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Science 37 Holdings, Inc. (the “Company”) for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2023

By:	/s/ Mike Zaranek
Name:	Mike Zaranek
Title:	Chief Financial Officer
(Principal Financial Officer)